UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2011
THE TIMBERLAND COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-9548	02-0312554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of principal executive offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Timberland Company (the “Company”) held its 2011 Annual Meeting of Stockholders on May 26, 2011 (the “Annual Meeting”). As previously disclosed in our Proxy Statement filed with the Securities and Exchange Commission on April 12, 2011, three members of the Company’s Board of Directors, Ian W. Diery, John A. Fitzsimmons and Virginia H. Kent, did not stand for re-election.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     At the Annual Meeting, the stockholders elected all of the Company’s nominees for director, ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement and approved, on an advisory basis, holding future advisory votes on executive compensation each year. The results of the voting with respect to each item are listed below.
          (1) Election of Directors:
               (A) Directors elected by Class A shares:

	Votes For	Votes Withheld	Non-Votes
Terdema L. Ussery, II	33,539,266	175,715	3,567,043
Peter R. Moore	32,540,266	1,174,715	3,567,043
Edward W. Moneypenny	32,537,769	1,177,212	3,567,043
               (B) Directors elected by Class A and Class B shares:

	Votes For	Votes Withheld	Non-Votes
Sidney W. Swartz	139,029,429	369,442	3,567,043
Jeffrey B. Swartz	139,229,078	169,793	3,567,043
Catherine E. Buggeln	139,183,262	215,609	3,567,043
André J. Hawaux	139,210,976	187,895	3,567,043
Kenneth T. Lombard	138,224,216	1,174,655	3,567,043
Bill Shore	139,221,908	176,963	3,567,043
Carden N. Welsh	139,082,426	316,445	3,567,043
          (2) Ratification of Deloitte & Touche LLP:

Votes For	142,593,094
Votes Against	355,386
Votes Abstaining	17,434
Non-Votes	0

(3)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	136,556,603
Votes Against	2,805,063
Votes Abstaining	37,205
Non-Votes	3,567,043
(4)	Approval, on an advisory basis, of the frequency with which future advisory votes on executive compensation should be held:

1 Year	135,962,913
2 Years	194,935
3 Years	3,217,379
Votes Abstaining	23,644
Non-Votes	3,567,043
     Based on the voting results in Item 4 immediately above, which aligned with the Board’s recommendation on this matter, the Company’s Board of Directors has determined that an advisory vote on executive compensation will be held every year until the next required vote on the frequency of advisory votes on executive compensation, which will be in six years.
Item 8.01 Other Events.
     On May 26, 2011, the Board of Directors of the Company authorized the repurchase of up to an additional 5,000,000 shares of the Company’s Class A Common Stock. This authorization supplements the Company’s current 6,000,000 share repurchase authorization, of which approximately 2,897,437 shares remained available for repurchase as of April 1, 2011. Under the Company’s share repurchase program, share repurchases may be conducted from time to time, at the discretion of management, and as market and business conditions may warrant. The Company may use Rule 10b5-1 plans to facilitate share repurchases.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
Date: June 1, 2011	By:	/s/ Carrie W. Teffner
		Name:	Carrie W. Teffner
		Title:	Chief Financial Officer